UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 2, 2015
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 2, 2015, Kaiser Aluminum Corporation held its 2015 Annual Meeting of Stockholders. At the 2015 Annual Meeting of Stockholders, the Company's stockholders approved an amendment to the amended and restated certificate of incorporation of the Company to implement a majority voting standard in uncontested director elections.

In connection with the approval of the Company's stockholders to amend the amended and restated certificate of incorporation of the Company described above, effective June 2, 2015, the board of directors of the Company approved an amendment to the Company's bylaws to implement a majority voting standard in uncontested director elections.

The foregoing description of the amendments to the Company’s amended and restated certificate of incorporation and bylaws is qualified in its entirety by reference to the full text of the certificate of amendment to the amended and restated certificate of incorporation and amendment to bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2015, the Company held its 2015 Annual Meeting of Stockholders. Below are the matters that were voted upon at the meeting and the final voting results as reported by our inspector of elections.

(1)	Election of Directors - The stockholders elected three Class III directors, each for a term expiring at the Company's 2018 Annual Meeting of Stockholders. The voting results were as follows:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
David Foster	14,805,707	96,080	625,326
L. Patrick Hassey	14,870,823	30,964	625,326
Teresa A. Hopp	14,871,578	30,209	625,326

The other directors with terms continuing after the 2015 Annual Meeting of Stockholders are Carolyn Bartholomew, Jack A. Hockema, Lauralee E. Martin, Alfred E. Osborne, Jr., Jack Quinn, Thomas M. Van Leeuwen, and Brett E. Wilcox.

(2)	Advisory Vote on Executive Compensation - The stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,309,195	586,234	6,358	625,326

The number of shares voting “for” constituted 96.03% of the total number of shares represented and entitled to vote at the meeting.

(3)
Approval of the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan - The shareholders approved Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,547,139	347,812	6,836	625,326

The number of shares voting “for” constituted 97.62% of the total number of shares represented and entitled to vote at the meeting.

(4)
Amendment to the Company's Amended and Restated Certificate of Incorporation - The stockholders approved the amendment to the Company's Amended and Restated Certificate of Incorporation to implement a majority vote standard in uncontested director elections. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,890,550	5,445	5,792	625,326

The number of shares voting “for” constituted 86.35% of the total number of shares outstanding entitled to vote at the meeting.

(5)
Ratification of the Selection of Independent Registered Public Accounting Firm - The stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2015. The voting results were as follows:

For	Against	Abstain
15,439,472	82,396	5,245

The number of shares voting “for” constituted 99.44% of the total number of shares represented and entitled to vote at the meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation dated June 2, 2015.
3.2	Amendment to Bylaws dated June 2, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel and Corporate Secretary
Date: June 5, 2015